Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events

Note 17 - Subsequent Events

The Company has evaluated and recognized or disclosed subsequent events, as appropriate, from the condensed consolidated balance sheet date through the date these condensed consolidated financial statements were available to be issued.

On April 5, 2024, the Company entered into the Amended Arosa Loan Agreement - see Note 9.

On April 23, 2024, the Company amended and restated the Working Capital Loans effective April 14, 2024, extending the maturity date to one year following the effective date - see Note 11.

Note 18 - Subsequent Events

In February 2024, the Company issued three promissory notes with aggregate principal amount of $125,000 inclusive of issue discounts of $25,000 in lieu of interest. These promissory notes mature one year after issuance.

On March 18, 2024, the Company entered into a subscription agreement (the “Subscription Agreement”) with an investor, pursuant to which the Company agreed to sell securities to the investor in a private placement. The Subscription Agreement provided for the sale and issuance by the Company of (i) an aggregate of 1,538,461 shares of the Company’s common stock and (ii) an accompanying warrant to purchase up to 1,538,461 shares of common stock at an exercise price of $1.30 per share, for aggregate gross proceeds of approximately $2.0 million, before deducting related expenses. The warrant is immediately exercisable and may be exercised at any time until March 18, 2027.